Tax-Efficient Equity Fund

service and guidance

goals

(photo of keyboard)

professional management

(vaious photos demonstrating service and guidance, professional management and goals)


FOR GROWTH OF CAPITAL

1999 Annual Report

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

A TRADITION OF SOUND INVESTING

commitment

A Commitment
To Our Investors

Delaware Investments has a tradition of money management that dates back to 1929. We have a long and distinguished history of helping individuals and institutions - including some of America's largest pension funds - reach their financial goals.

   Headquartered in Philadelphia, a block from the nation's oldest stock exchange, the Delaware organization established its first mutual fund in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.

   Delaware Investments offers a full range of mutual funds. We also manage investments for variable annuities and closed-end funds as well as offer a wide range of retirement plan services for individuals and businesses.

   Delaware Investments manages approximately $45 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors.

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

Tax-Efficient Equity
Fund Objective
To obtain for taxable investors a high total return on an after tax basis.

Table of Contents

Letter to Shareholders                  Page           1
Portfolio Manager's Review              Page           3
Performance Summary                     Page           8
Statement of Net Assets                 Page           9
Financial Highlights                    Page          12

growth of
capital

tradition

(photo of computer keyboard)

(photo of illustration grom Growth of Capital Brochure)

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June 18, 1999

                                                                      for growth
                                                                      of capital
                                                                          1


Dear Shareholder:

Market conditions changed dramatically
over the last 12 months as Tax-Efficient Equity Fund navigated its second fiscal year. Throughout the summer of 1998 equity markets were volatile. Uncertainty about the world economy and U.S. corporate profits drove stock prices lower.

   By the end of August, there were growing concerns about economic and fiscal problems in Asia, Russia and Brazil, and the impact a global recession might have on U.S. corporations. Investors began to avoid all but the safest investments U.S. Treasury bonds.

   As the U.S. economy faced the most serious obstacle to expansion in more than seven years, the Federal Reserve intervened and cut short-term interest rates three times during the fall. Lower interest rates were a potent tonic for equity markets. By November, corporate earnings began to improve, the U.S. economy regained its remarkable momentum, and the stock market began a climb that continued throughout the remainder of the fiscal period.

   Over the last year, the unmanaged Standard & Poor's 500 Index rose by more than 21%. This advance, however, was essentially driven by selected technology companies and a few very large, growth-oriented companies.

   Tax-Efficient Equity Fund returned +7.09% for the one-year period ended April 30, 1999. (Class A shares at net asset value with distributions reinvested). This return fell short of the average return of funds in the Lipper Growth Fund category and the unmanaged S&P 500 Index.

   Late in the summer of 1998, when equity markets declined sharply, some portfolio managers sold off long-term holdings in order to lock in profits. This strategy may have increased those funds' total returns, but may also result in taxable capital gains distributions to shareholders, potentially lowering their after-tax return. We sought to reduce the tax consequences of capital gains

In our view, the Tax-Efficient Equity Fund portfolio is well-positioned to benefit if investor attention continues to shift from the largest growth-oriented companies to a more diversified stock universe including attractively priced mid-size companies.

Average Annual Total Returns
--------------------------------------------------------------------------------
                                                          12 Months Ended
                                                           April 30, 1999
--------------------------------------------------------------------------------
Tax-Efficient Equity Fund                                      +7.09%
--------------------------------------------------------------------------------
Lipper Growth Fund Average (1035 funds)                       +15.05%
Standard & Poor's 500 Index                                   +21.83%
--------------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of dividends and capital gains. Performance information for all Fund classes can be found on page 8. Past performance does not guarantee future results. Fee limitations were in effect for the periods shown. Returns would have been lower without the limitations.The S&P 500 Index is an unmanaged composite of large company stocks.

for growth
of capital
    2


for Tax-Efficient Equity Fund's shareholders by keeping our portfolio turnover low throughout volatile market conditions.

   At times, tax considerations may lead to investment decisions that limit Tax-Efficient Equity Fund's short-term results. However, we think most shareholders are more concerned with the effectiveness of a Fund's investment strategy over a more substantial period of time.

   During the second half of the fiscal year we were disappointed with the performance of the Fund's holdings of Service Corp. International, Stewart Enterprises, and Rite Aid. Prices for Service Corp. and Rite Aid stock fell sharply in 1999 after they failed to reach their earnings projections. We believe the weak performance of Service Corp. International had a negative impact on Stewart Enterprises, another funeral services holding in the Fund.

   A potential silver lining to these setbacks, however, is that they offered Tax-Efficient Equity Fund's portfolio manager, Francis X. Morris, an opportunity to harvest the tax losses to help offset realized gains from the sale of other stocks in the portfolio. Please refer to the Portfolio Manager's Review for a more detailed discussion of Service Corp. International, Stewart Enterprises and Rite Aid.

   We remain positive about the prospects for Tax-Efficient Equity Fund in the coming year. In April, a much broader array of companies began to share in the stock market's gains. We are confident that the Tax-Efficient Equity Fund portfolio is well-positioned to benefit if investor attention continues to shift from the largest growth-oriented companies to a more diversified stock universe including attractively priced mid-size companies.

   On March 19, 1999, Francis X. Morris became the lead portfolio manager for the Tax-Efficient Equity Fund management team. Tax-Efficient Equity Fund's disciplined investment strategy will remain the same, focusing on what we call transition stocks. These are companies whose stocks we view as being priced below their underlying value, but having the potential to become strongly performing growth stocks in the future. In the pages that follow, Mr. Morris explains Tax-Efficient Equity Fund's recent performance and provides an outlook for the future.

   We believe Tax-Efficient Equity Fund's emphasis on after-tax returns can help investors reach their financial goals by reducing the drain of federal and state taxes on investment earnings.

Sincerely,

/s/ Wayne A. Stork
--------------------------
Wayne A. Stork
Chairman,
Delaware Investments Family of Funds


/s/ David K. Downes
--------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

overview


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                                                                      for growth
                                                                      of capital
                                                                          3
Portfolio Manager's Review

By Francis X. Morris
Vice President/Senior Portfolio Manager
May 15, 1999

In November, the stock market, as measured by the S&P 500 and the Dow Jones Industrial Average, began a dramatic upward climb. Lower interest rates paved the way, making it less expensive for businesses to operate and helping to stimulate corporate growth and profitability.

   Rising consumer confidence also helped boost the performance of many equity investments. Supported by an abundance of jobs and rising incomes, consumer spending in 1998 grew at its fastest pace in more than 14 years and continued to accelerate during the first quarter of 1999.*

   Brisk consumer spending helped sustain economic growth in the U.S. despite the tempering effects of weaker overseas demand for U.S. products. The U.S. economy grew at a faster-than-expected 4.5% rate during the first quarter of 1999.*

   In the midst of these positive economic conditions, key stock indexes continued to rise; however, the beneficiaries were largely limited to a very narrow segment of the market. In the first quarter of 1999, the top 20, or "Nifty 20" stocks in the S&P 500 accounted for more than 100% of the index's gains.** As a result, the stock prices of these companies relative to their earnings (P/E ratios) increased

Supported by an abundance of jobs and rising incomes, consumer spending in 1998 grew at its fastest pace in more than 14 years and continued to accelerate during the first quarter of 1999.*

[bar chart]

  Growth of a $100,000 Investment

  Account Value                     Account Value                     Account Value
  After 10 Years                    After 20 Years                    After 30 Years
  $249,374 (10% Pre-Tax             $672,750 (10% Pre-Tax             $1,744,941 (10% Pre-Tax
  Fixed Rate of Return)             Fixed Rate of Return)             Fixed Rate of Return)
  minus $43,481 in taxes            minus 206,654 in taxes            minus 738,674 in taxes
  $205,893 remains (8% After-Tax    $466,096 remains (8% After-Tax    $1,006,267 remains (8% After-Tax
  Fixed Rate of Return)             Fixed Rate of Return)             Fixed Rate of Return)

This table is an illustration only and is not intended to represent past or future returns of any particular investment. Large company stocks provided a pretax average annual total return of 11.24 % between 1926 and 1998. Fund performance is shown on page 8.

 * Source: Bloomberg Business News
** Source:Merrill Lynch and Morgan Stanley as of March 31, 1999
for growth
of capital
   4


The Portfolio Management Team of
Tax-Efficient Equity Fund

Francis X. Morris - Vice President/Senior Portfolio Manager

Francis X. Morris began his investment career as a securities analyst with PNC Asset Management in 1983. Later, he became a portfolio manager there and was named Director of Equity Research in 1995. Since 1997, Mr. Morris has managed approximately $1 billion in institutional accounts for Delaware Investments' institutional asset management group. Mr. Morris graduated from Providence College in Rhode Island with a Bachelor's degree in Finance and received an MBA from Widener University in Pennsylvania.

Andrea Giles - Assistant Vice President/Research Analyst

Andrea Giles holds a BSAD from the Massachusetts Institute of Technology and an MBA in Finance from Columbia University. She previously served as an account officer in the leverage capital group with Citibank.

Christopher Driver, CFA - Assistant Vice President, Research Analyst

Christopher Driver has a BS in Finance from the University of Delaware. Previously he served as a research analyst in the equity value group at Blackrock, Inc. and as a partner at Cashman Farrell & Associates. Mr. Driver is a CFA charterholder.

substantially. P/E ratios are a commonly used measurement of a stock's value.

   Tax-Efficient Equity Fund's focus on transition stocks precluded us from investing in very large companies in the Standard and Poor's 500, the ones responsible for the Index's eye-catching returns. However, in our opinion, the Fund's attention to less expensive stocks could help reduce investment risk and provide attractive opportunities for capital appreciation in the future.

   Reducing the toll taxes can take on long-term investment returns is a primary goal for Tax-Efficient Equity Fund. We avoided distributing taxable capital gains and dividend income in fiscal 1999 by following three key strategies:


o Low Portfolio Turnover - Tax-Efficient Equity Fund's 48% turnover rate for the 12 months ended April 30, 1999, was significantly below the 63% average portfolio turnover rate for the 892 funds in Morningstar's large blend fund category.

o Low Dividend Yields - We emphasize stocks with dividend yields significantly lower than the S&P 500 average.

o Tax-Loss Harvesting - Generally, we sell a stock at a loss if a company's earnings prospects deteriorate or if we believe a stock does not have a reasonable chance to recover within six months. This was the case with Service Corp. International.


(photo of couple talking to financial advisor)
                                                                      for growth
                                                                      of capital
                                                                          5


   Over the last six months, Tax-Efficient Equity Fund maintained a relatively small portfolio of 50-70 stocks. As of April 30, 1999, the Fund held 61 individual securities. Within those holdings we concentrated more than 30% of the Fund's assets into our top 10 holdings. We believe Tax-Efficient Equity Fund's carefully researched stocks will provide attractive returns to help our shareholders achieve their financial goals.

Strategic Positioning

To some extent, Tax-Efficient Equity Fund's 12-month performance can be traced to tax considerations. Last summer, during volatile equity market conditions, some funds sold long-term holdings to lock in gains. Tax-Efficient Equity Fund, however, held on to its securities to avoid capital gains distributions. We also suffered from the performance of our holdings of Service Corp. International, Stewart Enterprises and Rite Aid.

   Last summer, as global economies became more volatile, we increased our position in Service Corp. International, the world's largest funeral home operator. We wanted to focus more of the Fund's assets on companies whose growth was not directly tied to ups and downs in the U.S. economy. Given demographic trends in the U.S. we were also optimistic about the long-term outlook for the funeral services industry. We believed that Service Corp. was priced at a level consistent with Tax-Efficient Equity Fund's standards for value and earnings growth.

   In January, after the management of Service Corp. announced that earnings would fall below expectations, the stock price fell significantly. Upon reviewing the financial situation of Service Corp., we determined that the company's earnings growth was not likely to recover in the near term and eliminated our position. Service Corp. International had been a Tax-Efficient Equity Fund holding for some time and despite the first quarter downturn, the stock had a positive impact on Tax-Efficient Equity Fund's performance over the last two years.

   The problems at Service Corp. International seemed to create concerns about the growth potential in the funeral services industry. We believe this had a negative impact on the performance of strategic
positioning

Portfolio Highlights
--------------------------------------------------------------------------------

                                            April 30, 1999     April 30, 1998
--------------------------------------------------------------------------------
Median Market Capitalization                $7.7 billion        $6.0 billion
Number of Stocks                                 61                  63
Average Stock Price-to-Earnings Ratio          23.5x                23.2x
Top Sector                                 Consumer Growth     Consumer Growth
Annual Portfolio Turnover Rate                  48%                  14%
Beta*                                          0.85                 0.92
--------------------------------------------------------------------------------

  P/Es are based on analysts earnings estimates as reported to First Call.
* A measure of risk relative to the S&P 500 Index. A number less than 1.0 means less historical price volatility than the index. A number higher than 1.0 means more historical volatility than the index.

for growth
of capital
    6

Tax-Efficient Equity Fund Positioning Compared To the S&P 500 Index
--------------------------------------------------------------------------------
April 30, 1999
                                                                   Allocation
                              Percent of        Change From        Percent of
Broad Sectors             Fund's Net Assets*   April 30, 1998    S&P 500 Index
--------------------------------------------------------------------------------
Consumer Growth                 25.6%               +9.0%            15.6%
Capital Goods                   15.5%               +3.6%             7.8%
Finance                         15.1%               -3.5%            16.4%
Technology                      10.8%               -2.3%            20.5%
Consumer Cyclicals               7.6%               -4.4%             9.8%
Consumer Staples                 5.7%               -2.8%             8.3%
Utilities                        7.3%               +7.3%            11.2%
Energy                           3.3%               +0.1%             5.5%
Raw Materials                    9.1%               -0.9%             3.9%
Transportation                   0.0%               --                1.0%
--------------------------------------------------------------------------------
* Excluding Cash

Stewart Enterprises, one of the Fund's top 10 holdings. However, Stewart Enterprises has continued to meet earnings expectations and demonstrates above average growth prospects. Based on our positive outlook for Stewart Enterprises and the funeral services industry, we viewed the recent setback as temporary and took advantage of lower prices to increase our holdings in the company.

   Rite Aid was Tax-Efficient Equity Fund's second largest holding at the mid-point of your Fund's fiscal year, representing nearly 5% of total net assets. Rite Aid stock fell sharply this March when the promotional expense of an aggressive store opening strategy caused the company to fall short of its earnings projections.

   Our strategy is to substantially reduce our position in any stock that has declined 20% more than the market. Consistent with this strategy we looked for opportunities to sell our holdings of Rite Aid when prices were highest. We continue to maintain a small position in Rite Aid and monitor its progress, based on our belief that many of the company's problems are behind them.

   Tax-Efficient Equity Fund's holdings of Intimate Brands, operator of the Victoria's Secret and Bath & Body Works stores, were a bright spot for the Fund. Strong consumer spending and confidence in the U.S. economy helped Intimate Brands provide an exceptional return for the Fund in fiscal 1999.

   A recovery in the U.S. manufacturing sector supported the performance of our holdings of Danaher Corporation, a diversified industrial company. Danaher, which manufactures specialty and industrial tools and environmental control products, provided strong returns for Tax-Efficient Equity Fund over the last 12 months. Your Fund also benefited from the performance of one of its top 10 holdings, Ecolab Inc., a provider of sanitary services to the hospitality industry.

Strong consumer spending and confidence in the U.S. economy helped Intimate Brands provide an exceptional return for the Fund in fiscal 1999.

                                                                      for growth
                                                                      of capital
                                                                          7


Outlook
Though key stock indexes have been moving higher and higher, many stocks - particularly small- and mid-size stocks, as well as value stocks of all sizes - haven't experienced such dramatic gains. This April, that began to change. Equity market gains extended to a broader base of companies, both in terms of size and industry sector.

   Consumer cyclical sectors, such as automobiles, paper and housing, as well as the energy and raw materials sectors, all performed well during the month. With very large growth stocks having hit such expensive levels, investors began to take an interest in attractively valued, small- and mid-size companies with growth potential.

   If investor demand for stocks continues to reach beyond just the large growth companies, we believe the environment could be very positive for Tax-Efficient Equity Fund. Tax-Efficient Equity Fund's focus on transition companies that appear to be selling for less than their true value should allow the Fund to take advantage of renewed investor interest in a broad spectrum of less expensive stocks. The Fund's diversification across industries should also help us to benefit if investor interest shifts to undervalued sectors of the market.

   Inflation remained remarkably benign during the first quarter of 1999, despite vigorous economic growth, rising consumer spending and a tight labor supply. Reduced demand for U.S. products abroad due to global recession and the increased productivity of U.S. workers helped to counterbalance these inflationary pressures.

   Nevertheless, we anticipate short-term interest rates could increase modestly in the coming months as global conditions continue to improve and higher wages begin to affect the profitability of domestic companies. Higher interest rates may cool economic growth and lead to more moderate gains in the equity market during the balance of 1999.

   While Americans continue to benefit from tame inflation and very low interest rates, the impact of income taxes remains considerable. We believe investors should strongly consider the impact that yearly taxes can have on their long-term investment results when evaluating the performance of their mutual fund portfolio.

   Tax-Efficient Equity Fund's goal of minimizing taxes, together with its focus on transition stocks, sets the Fund apart from many growth mutual funds. While some funds invest in a mix of less-expensive value companies and higher priced growth companies, Tax-Efficient Equity Fund looks for companies that fall between the traditional growth and value investment styles. We believe Tax-Efficient Equity Fund's disciplined and innovative investment style may provide our shareholders with attractive investment opportunities in the future.

If investor demand for stocks continues to reach beyond just the large growth companies, we believe the environment could be very positive for Tax-Efficient Equity Fund.

outlook

Your Fund's Tax-Savvy Investment Strategy
o  Disciplined Stock Selection Based on Value & Growth Potential
o  Emphasis on Low Dividend Yields
o  Low Portfolio Turnover
o  Tax-Loss Harvesting

(photo of family on beach)
for growth
of capital
    8

Performance Summary

TAX-EFFICIENT EQUITY FUND PERFORMANCE
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
JUNE 27, 1997 TO APRIL 30, 1998
--------------------------------------------------------------------------------
Tax-Efficient Equity Fund A Class
--------------------------------------------------------------------------------
S&P 500 Composite Index
--------------------------------------------------------------------------------
Jun. 97                          $ 9,424     $10,000
Jul. 97                           10,155      10,796
Oct. 97                            9,933      10,390
Jan. 98                           10,976      11,180
Apr. 98                           12,206      12,727
Jul. 98                           12,228      12,878
Oct. 98                           11,962      12,675
Jan. 99                           13,237      14,800
Apr. 99                           13,071      15,506
--------------------------------------------------------------------------------

Chart assumes $10,000 invested on June 27, 1997 and includes the effect of the maximum 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other classes of Tax-Efficient Equity Fund will vary due to differing charges and expenses. Past performance does not guarantee future results.

Tax-Efficient Equity Fund Performance
--------------------------------------------------------------------------------
Average Annual Returns Through April 30, 1999

                                               Lifetime          One Year
--------------------------------------------------------------------------------
Class A (est. 6/27/97)
   Excluding Sales Charge                       +19.42%           +7.09%
   Including Sales Charge                       +15.63%           +0.94%
--------------------------------------------------------------------------------
Class B (est. 6/27/97)
   Excluding Sales Charge                       +18.65%           +6.30%
   Including Sales Charge                       +16.75%           +1.30%
--------------------------------------------------------------------------------
Class C (est. 6/27/97)
   Excluding Sales Charge                       +18.70%           +6.39%
   Including Sales Charge                       +18.70%           +5.39%

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original share price. Past performance does not guarantee future results. Performance excluding sales charges for B and C Classes assumes contingent deferred sales charges did not apply or the investment was not redeemed. Voluntary fee limitations were in effect for the time periods shown. Returns would have been lower without the limitations.

Class A shares have a front-end maximum sales charge of 5.75% and a 12b-1 fee. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee, and a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year. Class C shares have no front-end sales charge and a 1% annual distribution service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for Tax-Efficient Equity Fund's Institutional Class (Est. 8/29/97), available without sales or asset-based distribution charges only to certain eligible institutional accounts, were +19.58%, and +6.42% for the lifetime and one year periods ended April 30, 1999.

                                                         for growth of capital 9

Financial Statements

Voyageur Mutual Funds III, Inc. - Tax-Efficient Equity Fund
Statement of Net Assets
April 30, 1999
--------------------------------------------------------------------------------
                                                          Number        Market
                                                         of Shares      Value
                                                         ---------   -----------
 COMMON STOCK - 90.20%
 Automobiles & Automotive Parts - 1.58%
 Danaher ........................................          21,300    $ 1,415,119
                                                                     -----------
                                                                      1,415,119
                                                                     -----------
 Banking, Finance & Insurance - 15.84%
 AFLAC ..........................................          29,600      1,605,800
 American International Group ...................           9,900      1,162,631
 BB&T ...........................................          11,400        455,288
 Bank One .......................................          22,200      1,309,800
 Chubb ..........................................             800         47,400
 Compass Bancshares .............................          31,800        869,531
 Equifax ........................................          51,600      1,854,375
 Freddie Mac ....................................          33,000      2,070,750
 Nationwide Financial Services - Class A ........          30,600      1,419,075
 Protective Life ................................          21,700        850,369
 State Street ...................................           9,200        805,000
 UnionBanCal ....................................          20,700        710,269
 UNUM ...........................................          19,100      1,043,338
                                                                     -----------
                                                                      14,203,626
                                                                     -----------
 Buildings & Materials - 3.69%
 Masco ..........................................         112,600      3,307,625
                                                                     -----------
                                                                       3,307,625
                                                                     -----------
 Chemicals - 1.92%
 Crompton & Knowles .............................          42,500        860,625
 Valspar ........................................          25,000        865,625
                                                                     -----------
                                                                       1,726,250
                                                                     -----------
 Computers & Technology - 6.06%
 Hewlett-Packard ................................          23,000      1,814,125
 International Business Machines ................           5,200      1,087,775
*Microsoft ......................................          13,600      1,105,425
*SunGard Data Systems ...........................          44,600      1,424,413
                                                                     -----------
                                                                       5,431,738
                                                                     -----------
 Consumer Products - 3.47%
 Dial ...........................................          71,800      2,441,200
 General Electric ...............................           6,400        675,200
                                                                     -----------
                                                                       3,116,400
                                                                     -----------
 Electronics & Electrical - 5.21%
 Intel ..........................................          19,500      1,192,547
 Symbol Technologies ............................          55,300      2,640,575
 Teleflex .......................................          19,200        836,400
                                                                     -----------
                                                                       4,669,522
                                                                     -----------
 Energy - 4.00%
 BP Amoco PLC - ADR .............................           9,271      1,049,347
 Schlumberger Limited ...........................          14,100        900,638
 Total S.A. - ADR ...............................          24,100      1,638,800
                                                                     -----------
                                                                       3,588,785
                                                                     -----------

                                                          Number        Market
                                                         of Shares      Value
                                                         ---------   -----------
Common Stock (Continued)
 Environmental Services - 5.32%
 Ecolab ........................................          75,800      $3,178,863
 Honeywell .....................................          16,800       1,591,800
                                                                      ----------
                                                                       4,770,663
                                                                      ----------
 Food, Beverage & Tobacco - 2.50%
*Suiza Foods ...................................          28,000       1,051,750
 Universal Foods ...............................          56,600       1,188,600
                                                                      ----------
                                                                       2,240,350
                                                                      ----------
 Healthcare & Pharmaceuticals - 10.83%
 American Home Products ........................          41,700       2,543,700
 AstraZeneca PLC - ADR .........................          19,500         765,375
 Biomet ........................................          29,000       1,189,000
 Johnson & Johnson .............................           9,300         906,750
 Mylan Laboratories ............................         100,400       2,277,825
*Steris ........................................          47,600         844,900
*Watson Pharmaceutical .........................          29,300       1,186,650
                                                                      ----------
                                                                       9,714,200
                                                                      ----------
 Retail - 6.51%
 Food Lion - Class A ...........................          74,100         761,841
 Intimate Brands ...............................          38,400       1,920,000
 Lowe's Companies ..............................          14,700         775,425
 Rite Aid ......................................          53,000       1,235,563
 Sherwin-Williams ..............................          36,800       1,145,400
                                                                      ----------
                                                                       5,838,229
                                                                      ----------
 Telecommunications - 7.06%
 Alltel ........................................           9,100         613,681
 GTE ...........................................          13,700         917,044
*MCI WorldCom ..................................          13,700       1,125,541
 Nortel Networks ...............................          14,300         975,081
 SBC Communications ............................          48,200       2,699,200
                                                                      ----------
                                                                       6,330,547
                                                                      ----------
 Textiles, Apparel & Furniture - 3.98%
 Hillenbrand Industries ........................          18,500         868,344
 HON Industries ................................          45,800       1,236,600
 Newell Rubbermaid .............................          30,900       1,465,819
                                                                      ----------
                                                                       3,570,763
                                                                      ----------
 Utilities - 0.68%
 CMS Energy ....................................          13,900         611,600
                                                                      ----------
                                                                         611,600
                                                                      ----------
 Miscellaneous - 11.55%
 Federal Signal ................................          75,200       1,861,200
 Pentair .......................................          16,700         784,900
 Premark International .........................          19,700         725,206
 ServiceMaster .................................          40,200         763,800
 Stewart Enterprises ...........................         152,200       3,005,950

10 for growth of capital

--------------------------------------------------------------------------------
                                                       Number           Market
                                                      of Shares         Value
                                                      ---------      -----------
 Common Stock (Continued)
   Miscellaneous (Continued)
Tyco International ...........................           39,600      $ 3,217,500
                                                                     -----------
                                                                      10,358,556
                                                                     -----------
Total Common Stock (cost $70,708,539) ........                        80,893,973
                                                                     -----------

Convertible Preferred Stock - 0.71%
Packaging & Containers - 0.71%
Sealed Air $2.00 4/01/18 Series A ............           10,800          634,500
                                                                     -----------
Total Convertible Preferred Stock
   (cost $417,771) ...........................                           634,500
                                                                     -----------

                                                        Principal
                                                         Amount
                                                        ---------
Repurchase Agreements - 7.52%
With Chase Manhattan 4.85% 05/03/99
   (dated 04/30/99, collateralized by $1,834,000
   U.S. Treasury Notes 5.50% due 12/31/00,
   market value $1,880,164 and $414,000
   U.S. Treasury Notes 5.75% due 08/15/03,
   market value $428,060) ..........................    $2,262,000     2,262,000
With J.P. Morgan Securities 4.85% 05/03/99
   (dated 04/30/99, collateralized by $1,019,000
   U.S. Treasury Notes 5.75% due 10/31/02,
   market value $1,036,946 and $632,000 U.S. .......
   Treasury Notes 5.50% due 05/31/03, market
   value $652,480 and $480,000 U.S. Treasury
   Notes 11.125% due 08/15/03,
   market value $597,576) ..........................     2,241,000     2,241,000
With PaineWebber 4.85% 05/03/99
   (dated 04/30/99, collateralized by $575,000
   U.S. Treasury Notes 6.375% due 07/15/99,
   market value $587,112 and $856,000 U.S. .........
   Treasury Notes 4.00% due 10/31/00, market
   value $843,225 and $835,000 U.S. Treasury
   Notes 6.25% due 10/31/01,
   market value $857,474) ..........................     2,241,000     2,241,000
                                                                      ----------
Total Repurchase Agreements
   (cost $6,744,000) ...............................                   6,744,000
                                                                      ----------

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES - 98.43%
  (cost $77,870,310) ..........................................   $   88,272,473
RECEIVABLES And OTHER ASSETS NET
  OF LIABILITIES - 1.57% ......................................        1,409,724
                                                                  --------------
NET ASSETS APPLICABLE TO 7,654,772 SHARES
  ($0.01 PAR VALUE) OUTSTANDING - 100.00% .....................   $   89,682,197
                                                                  ==============

NET ASSET VALUE - TAX-EFFICIENT EQUITY FUND A CLASS
  ($40,173,839 / 3,406,470 shares) ............................           $11.79
                                                                          ======
NET ASSET VALUE - TAX-EFFICIENT EQUITY FUND B CLASS
  ($38,224,780 / 3,280,263 shares) ............................           $11.65
                                                                          ======
NET ASSET VALUE - TAX-EFFICIENT EQUITY FUND C CLASS
  ($11,283,566 / 968,038 shares) ..............................           $11.66
                                                                          ======
NET ASSET VALUE - TAX-EFFICIENT EQUITY FUND INSTITUTIONAL CLASS
  ($11.81 / 1 share) ..........................................           $11.81
                                                                          ======

----------------------
Top 10 stock holdings, representing 30.53% of net assets, are printed in bold.

COMPONENTS OF NET ASSETS AT APRIL 30, 1999:
Common stock, $0.01 par value, 10,000,000,000 shares authorized to the Fund with 1,000,000,000 shares allocated to
   Tax-Efficient Equity Fund A Class, 1,000,000,000 shares allocated to Tax-Efficient Equity Fund B Class, 1,000,000,000 shares allocated to Tax-Efficient Equity Fund C Class, 1,000,000,000 shares allocated to
   Tax-Efficient Equity Fund Institutional Class ..............     $82,623,890
Accumulated net realized loss on investments ..................      (3,343,856)
Net unrealized appreciation of investments ....................      10,402,163
                                                                   ------------
Total net assets ..............................................    $ 89,682,197
                                                                   ============
----------------------
* Non-incoming producing security for the year ended April 30, 1999.

ADR - American Depository Receipt

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   TAX-EFFICIENT EQUITY FUND:
Net asset value A Class (A) ....................................        $ 11.79
Sales charge (5.75% of offering price or
6.11% of the amount invested per share)(B) .....................           0.72
                                                                        --------
Offering price .................................................        $ 12.51
                                                                        ========
----------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current prospectus for purchases of $50,000 or more.


                             See accompanying notes
                                                      for growth of capital 11

Voyageur Mutual Funds III, Inc. -
Tax-Efficient Equity Fund
Statement of Operations
Year Ended April 30, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends ..........................................   $  543,202
Interest ...........................................      168,202   $  711,404
                                                       ----------   ----------

EXPENSES:
Management fees ....................................      396,715
Distribution expense ...............................      328,842
Registration fees ..................................      125,189
Dividend disbursing and transfer agent fees
   and expenses ....................................       73,485
Professional fees ..................................       34,922
Reports and statements to shareholders .............       25,475
Accounting and administration ......................       20,764
Custodian fees .....................................        7,393
Directors' fees ....................................        1,936
Taxes (other than taxes on income) .................        1,700
Other ..............................................        6,581
                                                       ----------
                                                        1,023,002
Less expenses absorbed and
   waived ..........................................      (81,661)
Less expenses paid indirectly ......................       (2,551)     938,790
                                                       ----------   ----------

NET INVESTMENT LOSS ................................                  (227,386)
                                                                    ----------

NET REALIZED AND UNREALIZED GAIN (loss)
   ON INVESTMENTS:
Net realized loss on investments ...................                (3,262,075)
Net change in unrealized appreciation/depreciation
   of investments during the period ................                 7,903,047
                                                                    ----------

NET REALIZED AND UNREALIZED GAIN (loss)
   ON INVESTMENTS ..................................                 4,640,972
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS .................................                $4,413,586
                                                                    ==========

                             See accompanying notes

Voyageur Mutual Funds III, Inc. -
Tax-Efficient Equity Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
                                                                      6/27/97*
                                                       Year Ended       to
                                                         4/30/99      4/30/98
                                                      ------------------------
INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS:
Net investment loss ................................  $  (227,386) $    (5,588)
Net realized loss on investments ...................   (3,262,075)     (81,781)
Net change in unrealized appreciation/depreciation
   of investments during the period ................    7,903,047    2,499,116
                                                      -----------  -----------
Net increase in net assets resulting from
   operations ......................................    4,413,586    2,411,747
                                                      -----------  -----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   Tax-Efficient Equity Fund A Class ...............   33,069,935   12,832,119
   Tax-Efficient Equity Fund B Class ...............   31,064,593    7,359,010
   Tax-Efficient Equity Fund C Class ...............   10,405,073    2,294,926
   Tax-Efficient Equity Fund Institutional Class ...           --    1,539,234
                                                      -----------  -----------
                                                       74,539,601   24,025,289
Cost of shares repurchased:
   Tax-Efficient Equity Fund A Class ...............   (8,957,811)    (215,377)
   Tax-Efficient Equity Fund B Class ...............   (2,413,381)     (26,295)
   Tax-Efficient Equity Fund C Class ...............   (2,207,359)      (2,019)
   Tax-Efficient Equity Fund Institutional Class ...           --   (1,885,784)
                                                      -----------  -----------
                                                      (13,578,551)  (2,129,475)
                                                      -----------  -----------
Increase in net assets derived from capital
   share transactions ..............................   60,961,050   21,895,814
                                                      -----------  -----------

NET INCREASE IN NET ASSETS .........................   65,374,636   24,307,561

NET ASSETS:
Beginning of period ................................   24,307,561           --
                                                      -----------  -----------
End of period ......................................  $89,682,197  $24,307,561
                                                      ===========  ===========
----------------------
* Date of commencement of operations.

                             See accompanying notes

12 for growth of capital

Voyageur Mutual Funds III, Inc. -
Tax-Efficient Equity Fund
Financial Highlights
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                             Tax-Efficient Equity     Tax-Efficient Equity     Tax-Efficient Equity
                                                                 Fund A Class             Fund B Class              Fund C Class
                                                            -----------------------   ----------------------  ----------------------
                                                                         6/27/97(1)               6/27/97(1)              6/27/97(1)
                                                            Year Ended       To      Year Ended      To       Year Ended      To
                                                              4/30/99     4/30/98      4/30/99     4/30/98      4/30/99    4/30/98

Net asset value, beginning of period .....................    $11.010     $ 8.500      $10.960     $ 8.500      $10.960    $ 8.500

Income (loss) from investment operations:
   Net investment income (loss)(2) .......................     (0.006)      0.010       (0.089)     (0.053)      (0.089)    (0.054)
   Net realized and unrealized gain on investments .......      0.786       2.500        0.779       2.513        0.789      2.514
                                                              -------     -------      -------     -------      -------    -------
   Total from investment operations ......................      0.780       2.510        0.690       2.460        0.700      2.460
                                                              -------     -------      -------     -------      -------    -------
Net asset value, end of period ...........................    $11.790     $11.010      $11.650     $10.960      $11.660    $10.960
                                                              =======     =======      =======     =======      =======    =======

Total return(3) ..........................................       7.09%      29.53%        6.30%      28.94%        6.39%     28.94%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ...............    $40,174     $13,898      $38,225      $7,958      $11,284     $2,451
   Ratio of expenses to average net assets ...............       1.45%       1.47%        2.20%       2.20%        2.20%      2.20%
   Ratio of expenses to average net assets prior to
    expense limitation and expenses paid indirectly ......       1.61%       1.99%        2.36%       2.72%        2.36%      2.72%
   Ratio of net investment income (loss) to average
    net assets ...........................................      (0.10%)      0.13%       (0.85%)     (0.60%)      (0.85%)    (0.60%)
   Ratio of net investment (loss) to average net assets prior
    to expense limitation and expenses paid indirectly ...      (0.26%)     (0.39%)      (1.01%)     (1.12%)      (1.01%)    (1.12%)
   Portfolio turnover ....................................         48%         14%          48%         14%          48%        14%

----------------------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) Per share information was based on the average shares outstanding method.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

For the period September 1, 1997 through March 9, 1998, the Institutional Class sold shares which were subsequently redeemed by shareholders. As of April 30, 1999, the class had one share outstanding, representing initial seed purchase. There was no shareholder activity during the year. Data for this class is excluded from the Financial Highlights because the data is believed to be immaterial.

                             See accompanying notes
                                                       for growth of capital 13

Voyageur Mutual Funds III, Inc. -
Tax-Efficient Equity Fund
Notes to Financial Statements
April 30, 1999
--------------------------------------------------------------------------------
Voyageur Mutual Funds III, Inc. is registered as a Delaware Business Trust and offers three series: Aggressive Growth Fund, Growth Stock Fund and Tax-Efficient Equity Fund. These financial statements and the related notes pertain to Tax-Efficient Equity Fund (The Fund). The Fund is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund offers four classes of shares. The Tax-Efficient Equity Fund A Class carries a front-end sales charge of 5.75%. The Tax-Efficient Equity Fund B Class carries a back-end deferred sales charge. The Tax-Efficient Equity Fund C Class carries a level load deferred sales charge and the Tax-Efficient Equity Fund Institutional Class has no sales charge.

The objective of the Fund is to obtain for taxable investors a high total return on an after-tax basis.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from investment income and distributions from capital gains annually.

--------------------------------------------------------------------------------
Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best price and execution. The amount of these expenses was approximately $1,213 for the period ended April 30, 1999. The Fund may receive earnings credit used to offset custody fees when positive balances are maintained at the custodian. These credits were $1,338 for the period ended April 30, 1999. The "soft dollar" reimbursement and the earnings credit are combined as expenses paid indirectly in the Statement of Operations.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of; 0.75% on the first $500 million of average daily net assets, 0.725% on the next $500 million and 0.70% on the average daily net assets in excess of $1 billion. As of April 1, 1999 the annual fee is calculated daily at the following rates; 0.75% on the first $500 million of average daily net assets, 0.70% on the next $500 million, 0.65% on the next $1,500 million and 0.60% on the average daily net assets in excess of $2,500 million. At April 30, 1999 the Fund had a liability for investment management fees and other expenses payable to DMC of $51,190.

DMC has elected to waive that portion, if any, of the management fee and reimburse the Fund to the extent that annual operating expenses exclusive of taxes, interest, distribution fees, brokerage commissions and extraordinary expenses exceed 1.20% of average daily net assets of the Fund through October 31, 1999. Total expenses absorbed by DMC for the year ended April 30, 1999 were $81,661.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At April 30, 1999, the Fund had a liability to DSC of $12,977.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class.

For the year ended April 30, 1999, DDLP earned $107,351 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the year ended April 30, 1999, the Fund made purchases of $77,547,973 and sales of $23,495,987 of investment securities other than U.S. government securities and temporary cash investments.

At April 30, 1999, the aggregate cost of securities for federal income tax purposes was $78,046,637.

At April 30, 1999, unrealized appreciation for federal income tax purposes aggregated $10,225,836 of which $12,787,511 related to unrealized appreciation of securities and $2,561,675 related to unrealized depreciation of securities.

For federal income tax purposes, the Tax-Efficient Equity Fund had a capital loss carryforward at April 30, 1999 of $703,458 which may be carried forward and applied against future capital gains. The capital loss carryforward expires as follows: 2006 - $11,808 and 2007 - $691,650.

14 for growth of capital

--------------------------------------------------------------------------------
4. Capital Stock
Transactions in capital stock shares were as follows:

                                                                    6/27/97*
                                                       Year Ended      To
                                                        4/30/99      4/30/98
Shares sold:
   Tax-Efficient Equity Fund A Class                   2,949,298   1,283,514
   Tax-Efficient Equity Fund B Class                   2,770,177     728,585
   Tax-Efficient Equity Fund C Class                     938,246     223,764
   Tax-Efficient Equity Fund Institutional Class              --     176,471
                                                       ---------   ---------
                                                       6,657,721   2,412,334
                                                       ---------   ---------

Shares repurchased:
   Tax-Efficient Equity Fund A Class                    (804,809)    (21,533)
   Tax-Efficient Equity Fund B Class                    (216,108)     (2,391)
   Tax-Efficient Equity Fund C Class                    (193,787)       (185)
   Tax-Efficient Equity Fund Institutional Class              --    (176,470)
                                                       ---------   ---------
                                                      (1,214,704)   (200,579)
                                                       ---------   ---------
Net increase                                           5,443,017   2,211,755
                                                       =========   =========
----------------------
* Date of commencement of operations.

5. Line of Credit
The committed line of credit is $300,000 for the Tax-Efficient Equity Fund. No amount was outstanding at April 30, 1999, or at any time during the fiscal year.

                                                        for growth of capital 15

Voyageur Mutual Funds III, Inc. -
Tax-Efficient Equity Fund
Report of Independent Auditors
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors
Voyageur Mutual Funds III, Inc. - Tax-Efficient Equity Fund

We have audited the accompanying statement of net assets of Voyageur Mutual Funds III, Inc. - Tax-Efficient Equity Fund (the "Fund") as of April 30, 1999, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Voyageur Mutual Funds III, Inc. - Tax-Efficient Equity Fund at April 30, 1999, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                /s/ Ernst & Young LLP
                                                --------------------------------
                                                    Ernst & Young LLP

Philadelphia, Pennsylvania
June 4, 1999

16 for growth of capital

Proxy Results (Unaudited)

For the year ended April 30, 1999, The Voyageur Mutual Funds III, Inc. shareholders voted on the following proposals at the annual meeting of shareholders on March 17, 1999 or as adjourned. The description of each proposal and number of shares voted are as follows:

1. To elect the Voyageur Mutual Funds III, Inc. Board of Directors.

                                         Shares    Shares Voted
                                          Voted      Withheld
                                           For       Authority
                                        -----------------------
Jeffrey J. Nick ....................... 8,940,412     663,888
Walter P. Babich ...................... 8,960,306     643,994
John H. Durham ........................        --          --
Anthony D. Knerr ...................... 8,967,847     636,453
Ann R. Leven .......................... 8,969,376     634,924
W. Thacher Longstreth .................        --          --
Thomas F. Madison ..................... 8,969,376     634,924
Charles E. Peck ....................... 8,969,376     634,924
Wayne A. Stork ........................ 8,969,958     634,342
Jan R. Yeomans ........................ 8,969,958     634,342

2. To approve the reclassification of the Tax Efficient Equity Fund investment objective from fundamental to non-fundamental.

             For            Against          Abstain
         ---------------------------------------------
          1,866,223         172,617          110,314

3. To approve standardized fundamental investment restrictions for the Tax Efficient Equity Fund (proposal involves separate votes on seven sub-proposals 3A-3G).

3A. To adopt a new fundamental investment restriction concerning concentration of the investments in the same industry.

             For            Against          Abstain
        ----------------------------------------------
          1,927,650         116,471          105,032

3B. To adopt a new fundamental investment restriction concerning borrowing money and issuing senior securities.

             For            Against          Abstain
        ----------------------------------------------
          1,909,157         135,500          104,497

3C. To adopt a new fundamental investment restriction concerning underwriting.

             For            Against          Abstain
        ----------------------------------------------
          1,903,854         142,613          102,687

3D. To adopt a new fundamental investment restriction concerning investments in real estate.

             For            Against          Abstain
        -----------------------------------------------
          1,907,311         143,105          98,739

3E. To adopt a new fundamental investment restriction concerning investments in commodities.

             For            Against          Abstain
        ----------------------------------------------
          1,887,861         164,734          96,560

3F. To adopt a new fundamental investment restriction concerning lending by the Fund.

             For            Against          Abstain
        ----------------------------------------------
          1,884,089         152,703          112,363

3G. To reclassify all current fundamental investment restrictions as non-fundamental.

             For            Against          Abstain
        ----------------------------------------------
          1,871,136         153,371          124,647

4. To approve a new investment management agreement with Delaware Management Company for the Tax Efficient Equity Fund.

             For            Against          Abstain
        ----------------------------------------------
          3,879,452         136,033          134,827

5. To ratify the selection of Ernst & Young LLP, as the independent auditors for the Voyageur Mutual Funds III, Inc.

             For            Against          Abstain
        ----------------------------------------------
          8,888,723         172,794          842,769

6. To approve the restructuring of the Voyageur Mutual Funds III, Inc. from a Maryland Corporation into a Delaware Business Trust.

             For            Against          Abstain
        ----------------------------------------------
          7,075,853         172,794          542,769

This Annual Report is for the Information of Tax-Efficient Equity Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Tax-Efficient Equity Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The Prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest or send money. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Directors                            Affiliated Officers

Wayne A. Stork                                George M. Chamberlain, Jr.
Chairman                                      Senior Vice President, Secretary
Delaware Investments Family of Funds          and General Counsel
Philadelphia, PA                              Delaware Investments Family of Funds
                                              Philadelphia, PA

Walter P. Babich                              Bruce D. Barton
Board Chairman, Citadel Constructors, Inc.    President and Chief Executive Officer
King of Prussia, PA                           Delaware Distributors, L.P.
                                              Philadelphia, PA
David K. Downes
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

John H. Durham
Partner, Complete Care Services                    [Photo of globes]
Horsham, PA

Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Treasurer, National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Charles E. Peck
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA

Jan L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, Minnesota
-----------------------------------------------------------------------------------
Investment Manager                            Shareholder Servicing,
Delaware Management Company                   Dividend Disbursing
Philadelphia, Pennsylvania                    and Transfer Agent
                                              Delaware Service Company, Inc.
International Affiliate                       Philadelphia, Pennsylvania
Delaware International Advisers Ltd.
London, England                               1818 Market Street
                                              Philadelphia, PA 19103-3682
National Distributor
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

directors
& officers

When used with prospective investors, this report must be preceded or accompanied by a current Tax-Efficient Equity Fund Prospectus and the Delaware

Investments Performance Update for the most recently completed calendar quarter.

For a prospectus of any other mutual fund from Delaware Investments, contact your financial adviser or Delaware Investments.

                          For Shareholders
                          1.800.523.1918

                          For Securities Dealers
                          1.800.362.7500

                          For Financial Institutions
                          Representatives Only
                          1.800.659.2265

                          www.delawareinvestments.com

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

(C) Delaware Distributors, L.P.

Printed in the USA
on recycled paper

(1801)
AR-437[4/99]PPL6/99

[Photo of globes]

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London